UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2007

                        All American Semiconductor, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-16207                 59-2814714
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                 Number)              Identification No.)

                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (305) 621-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

         On April 18, 2007, All American Semiconductor, Inc. (the "Company") received a Staff Determination Letter from The Nasdaq Stock Market indicating that the Company is not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14) because the Company failed to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The Staff Determination Letter provides that, unless the Company requests an appeal of this determination by 4:00 p.m. Eastern Time on April 25, 2007, trading of the Company's common stock will be suspended at the opening of business on April 27, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company's securities from listing and registration on The Nasdaq Stock Market.

         As of the time of this filing, the Company has not yet made a final determination of what action or response to take in response to the Staff Determination Letter. The Company is considering its options, but no assurance can be given that the Company will be able to stay or avoid the suspension of trading of the Company's common stock and thus its delisting from The Nasdaq Stock Market.

         The Company issued a press release on April 19, 2007 announcing its receipt of the Staff Determination Letter. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                  Description
--------------------    --------------------------------------------------------
99.1                    Press Release dated April 19, 2007

                                       1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALL AMERICAN SEMICONDUCTOR, INC.


Dated: April 19, 2007                         By: /s/ HOWARD L. FLANDERS
                                                  ------------------------------
                                                  Howard L. Flanders
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                  Description
--------------------    --------------------------------------------------------
99.1                    Press Release dated April 19, 2007

                                       3